SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 15, 1996

                                BATTERY ONE, INC.
             (Exact name of registrant as specified in its charter)

    PROVINCE OF ALBERTA, CANADA        0-18163                 34-1723067
  (State or other                    (Commission           (IRS Employer
   jurisdiction of                    File Number)          Identification No.)
   incorporation)


        7850 WOODBINE AVENUE, SUITE 201, MARKHAM, ONTARIO, CANADA L3R 0B9
             (Address of principal executive offices) (Postal Code)

        Registrant's telephone number, including area code (905) 479-5683

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Exhibit index on consecutive page 3                           Page 1 of 4 pages

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               By written acknowledgment dated April 15, 1996, Price Waterhouse LLP advised the registrant of its determination that it was no longer in a position to continue its audit engagement. The resignation arose out of circumstances surrounding the relocation of registrant's executive offices from the United States to Toronto, Canada, and the related application of that accounting firm's governing corporate policies in such circumstances. The report of Price Waterhouse LLP on the financial statements for each of the last two fiscal years contained an explanatory paragraph regarding the registrant's ability to continue as a going concern. The resignation of Price Waterhouse LLP was approved by the registrant's Audit Committee and Board of Directors on April 16, 1996. During the registrant's two most recent fiscal years and the subsequent interim period preceding the resignation, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

               On April 16, 1996, the registrant's Audit Committee and Board of Directors approved the engagement of BDO Dunwoody, Chartered Accountants, of Toronto, Canada, to audit the registrant's financial statements. During the registrant's two most recent fiscal years and the subsequent interim period preceding the engagement of this firm, the registrant did not consult this firm regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.

ITEM 5.   OTHER EVENTS.

               Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

               Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (a) Financial statements of businesses acquired. Not applicable.

               (b) Pro forma financial information. Not applicable.

               (c) Exhibits

     REGULATION                                                 CONSECUTIVE
     S-K NUMBER                     EXHIBIT                     PAGE NUMBER

         16       Letter re change in certifying accountant        4

ITEM 8.   CHANGE IN FISCAL YEAR.

               Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BATTERY ONE, INC.



Date: May 17, 1996                     By:/S/ R. BRUCE FREEMAN
                                          --------------------
                                          R. Bruce Freeman
                                          Vice Chairman and Chief
                                          Financial Officer


                                        3